UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 26, 2016

LogMeIn, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34391	20-1515952
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

320 Summer Street Boston, Massachusetts		02210
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (781)-638-9050

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

LogMeIn, Inc. (the “Company”) held its 2016 Annual Meeting of Stockholders on May 26, 2016. Proxies for the meeting were solicited in accordance with the Securities Exchange Act of 1934. At the annual meeting, the stockholders of the Company voted on the following proposals:

I.	To reelect the following persons as class I directors for a three-year term expiring in 2019. Each nominee for director was elected by a vote of the stockholders as follows:

	For	Against	Abstentions	Broker Non- Votes
Gregory W. Hughes	21,915,391	227,006	1,213	862,309
Marilyn Matz	21,912,689	229,778	1,143	862,309

II.	To ratify the appointment of Deloitte & Touche LLP as independent registered public accountants for the year ending December 31, 2016. The proposal was approved by a vote of stockholders as follows:

For	Against	Abstentions	Broker Non- Votes
22,362,245	642,904	770	—

III.	To approve an amendment and restatement of the Company’s 2009 Stock Incentive Plan to increase the number of shares of common stock that may be issued under the plan by an additional 1,600,000 shares. The proposal was approved by a vote of stockholders as follows:

For	Against	Abstentions	Broker Non- Votes
16,231,158	5,907,257	5,195	862,309

IV.	To approve the adoption of the Company’s Cash Incentive Bonus Plan so that the Company may qualify future performance-based cash incentives paid as “performance-based” compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended, and the regulations and guidance promulgated thereunder:

For	Against	Abstentions	Broker Non- Votes
21,807,313	329,973	6,324	862,309

V.	To approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the proxy statement for the 2016 Annual Meeting pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the Summary Compensation Table and the other related tables and narrative disclosure. The proposal was approved by a vote of stockholders as follows:

For	Against	Abstentions	Broker Non- Votes
21,159,572	977,824	6,214	862,309

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

A list of exhibits is set forth in the Exhibit Index which immediately precedes such Exhibits and is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOGMEIN, INC

Date: May 26, 2016	By:	/s/ William R. Wagner
William R. Wagner
President & Chief Executive Officer

Exhibit Index

Exhibit No.	Description

10.1	Amended and Restated 2009 Stock Incentive Plan.

10.2	Cash Incentive Bonus Plan